UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1511 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on April 28, 2026 (“Annual Meeting”). At the Annual Meeting, the Company's stockholders (i) elected the persons listed below to serve as directors for a one-year term expiring at the 2027 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified; (ii) approved, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement filed by the Company with the U.S. Securities and Exchange Commission in connection with the Annual Meeting; (iii) approved, by a non-binding advisory vote, to consider future advisory votes on the Company's named executive officer compensation every year; and (iv) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2026. Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

				Broker Non-Votes
Director	For	Against	Abstain
Laura Angelini	73,512,799	5,727,565	23,325	3,217,595
Keith Barnes	77,476,015	1,760,247	27,427	3,217,595
Jason Cardew	78,169,365	1,071,219	23,105	3,217,595
Daniel Crowley	77,526,603	1,713,981	23,105	3,217,595
Ye Jane Li	79,049,134	187,151	27,404	3,217,595
Jeffrey S. Niew	78,789,188	450,582	23,919	3,217,595
Cheryl Shavers	78,113,798	1,125,140	24,751	3,217,595
Michael Wishart	79,069,353	171,176	23,160	3,217,595

Proposal 2- Non-binding advisory vote to approve named executive officer compensation:

			Broker Non-Votes
For	Against	Abstain
76,319,324	2,884,254	60,111	3,217,595

Proposal 3 - Non-binding advisory vote to recommend frequency of future advisory votes to approve named executive officer compensation:

			Abstain
1 Year	2 Years	3 Years
72,943,151	6,186	6,271,166	43,186

Proposal 4 - Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2025:

			Broker Non-Votes
For	Against	Abstain
82,009,035	436,983	35,266	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: April 29, 2026	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary